SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   Form 8-K/A

                                 CURRENT REPORT

                                 AMENDMENT NO. 1

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: July 25, 2003


                               CHASE FUNDING, INC.
            (formerly known as "Chemical Mortgage Securities, Inc.")
 -------------------------------------------------------------------------------
                           (Exact name of registrant)


         New York                      333-68848                 13-3436103
----------------------------    ------------------------     ------------------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


       343 Thornall Street, Edison, NJ                          08837
       ------------------------------------------------     -------------
       (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (732) 205-0600

Item 5.  Other Events:


         On or about July 25, 2003, Chase Funding, Inc. (the "Depositor") made the distributions to holders of its Chase Funding Mortgage Loan Asset-Backed Certificates, Series 1999-1, Series 1999-2, Series 1999-3, Series 1999-4, Series 2000-1, Series 2000-2, Series 2000-3, Series 2001-1, Series 2001-2, Series
2001-3, Series 2001-4, Series 2002-1, Series 2002-2, Series 2002-3, Series
2002-4, Series 2003-1, Series 2003-2, Series 2003-3 and its Chase Funding Loan Acquisition Trust Mortgage Loan Asset-Backed Certificates, Series 2001-AD1, Series 2001-C1, Series 2001-C2, Series 2001-C3, Series 2002-C1, Series 2003-C1 and Series 2001-FF1 contemplated by the applicable Pooling and Servicing Agreement for such Series (collectively, the "Pooling and Servicing Agreement").


Item 7(c).  Exhibits

                  Exhibits          Description
                  --------          -----------

                  20.1 Series 2003-3 and Series 2003-C1 Monthly Reports with respect to the July 25, 2003 distribution

Explanatory Note.

         The Registrant hereby amends its July 25, 2003 Current Report on Form 8-K (the "Form 8-K") filed on August 1, 2003. The sole purpose of this Form 8-K/A is to file the Statement to Certificateholders for Series 2003-3 and Series 2003-C1, which were inadvertently omitted from the Form 8-K filing.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: August 29, 2003

                                             JPMORGAN CHASE BANK (f/k/a
                                             "The Chase Manhattan
                                             Bank"), As Paying Agent, on
                                             behalf of Chase Funding,
                                             Inc.


                                             By: /s/ Andrew M. Cooper
                                             -----------------------------------
                                             Name: Andrew M. Cooper
                                             Title: Assistant Vice President

                               INDEX TO EXHIBITS
                               -----------------

Exhibit No.                    Description
-----------                    -----------
20.1                           Series 2003-3 and Series 2003-C1 Monthly Reports
                               with respect to the July 25, 2003 distribution